Exhibit 10.5

COMMERCIAL FINANCING AGREEMENT

Commercial Financing Agreement (the "Agreement") made this _____ day of March, 2009, between LUMEA, INC., a Nevada corporation, known or trading as LUMEA STAFFING OF CA, INC., a Nevada corporation, LUMEA STAFFING, INC.., a Nevada corporation, and LUMEA STAFFING OF IL, INC., an Illinois corporation, with a primary business location at 7430 E. Butherus Dr., Suite D, Scottsdale, AZ 85260 with additional business locations as reflected on attached Exhibit “I” (jointly, individually, severally and collectively hereinafter referred to as “the "Company"), and PORTER CAPITAL CORPORATION, an Alabama corporation with offices for the transaction of business located at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Avenue North, Birmingham, Alabama 35203 ("Porter Capital"). Company and Porter Capital agree and shall be legally bound as follows:

1.  Purpose of Agreement. Company desires to obtain short-term financing by selling, transferring, setting over and assigning to Porter Capital certain accounts receivable and invoices held by Company at a discount below their face value.
2.  Definitions.
2.1 "Account Receivable" shall mean any right to payment for goods sold, or leased, and delivered, or services rendered, which is not evidenced by an instrument or chattel paper.
2.2 "Acceptable Account" shall mean an account conforming to the warranties and terms set forth herein. 2.3 "Customer" shall mean Company's customer or account debtor.
2.4 "Collateral" shall mean the intangible or tangible property given as security for the obligations of Company under this agreement.
2.5 "Credit Problem" shall mean a Customer unable to pay its debts because of financial problems or insolvency or both, the appointment of any receiver or trustee for all or a substantial portion of the assets of has been appointed, has filed a general assignment for the benefit of creditors or had filed against it an involuntary or voluntary Bankruptcy proceeding.
2.6 "Customer Dispute" shall mean a claim or disagreement, by Customer against Company at any time, of any kind whatsoever, whether valid or invalid that reduces the amount collectible from a Customer by Porter Capital.
2.7 “Default” shall have the meaning set forth throughout this Agreement and in Section 24 hereof.
2.8 “Lockbox Account” shall mean the account established and maintained by Porter Capital for the purpose of receiving collections on account of any Accounts Receivable.
2.9 “Misdirected Payment” shall mean any payment received by the Company, its principals, agents or employees instead of Porter on any Account Receivable listed on the Invoice Schedule or otherwise sold to Porter Capital pursuant to Section 9 and Section 21 of this Agreement.
2.10 “Obligations” shall have the meaning set forth in Section 15 hereof.
2.11 “Purchased Receivables” shall mean the Accounts Receivable purchased by Porter Capital and set forth on the Invoice Schedule.
2.12 "Warranty" shall mean to guarantee, as a material element of this agreement. Each separate warranty herein shall be deemed to be an independent condition to Porter Capital's duties and obligations under this agreement.
3.  Tender of Accounts Receivable; Invoices.
3.1 The Company will tender to Porter Capital for purchase pursuant to this Agreement all of the Accounts Receivable from its Customers with respect to goods sold and delivered to, or services performed for, such Customers by the Company by delivering to Porter Capital all invoices to such Customers promptly after the creation thereof. Porter Capital will forward said invoices to the Company's Customers, in accordance with Porter Capital's standard procedures, together with a notice by the Company to its Customers, in the form prescribed by Porter Capital, of the assignment of payment of said invoices to Porter Capital.
3.2 In each instance where the Company delivers its Accounts Receivable to Porter Capital, the Company must simultaneously deliver to Porter Capital an original invoice, a copy of such invoice, and satisfactory proof of delivery of goods or services to which the Accounts Receivable relate.

COMMERCIAL FINANCING AGREEMENT

3.3 Porter Capital will conduct such examination, verification, and credit investigation of the invoices and the account debtors as it considers necessary, and will notify the Company as to which of the individual Accounts Receivable tendered by the Company, if any, Porter Capital elects to purchase from the Company. Porter Capital shall have the absolute right, in its sole discretion, to reject any or all of the Accounts Receivable tendered to it by the Company. From time to time Porter Capital’s underwriting department may ask the Customer to sign an invoice verification notice in a form substantially the form annexed hereto as Exhibit C.
4.  Assignment. Those Accounts Receivable which Porter Capital elects to purchase from the Company shall be listed in an "Invoice Delivery Schedule", substantially in the form of Exhibit "I" annexed hereto (such form, together with any schedules and attachments thereto is hereinafter referred to as an "Invoice Schedule"), executed by the Company and accepted by Porter Capital from time to time throughout the term of this Agreement. Upon acceptance by Porter Capital of an Invoice Schedule, the Company shall have been deemed to have sold, assigned, transferred, conveyed and delivered to Porter Capital, and Porter Capital shall be deemed to have purchased and received from the Company, all right, title, and interest of the Company in and to the Accounts Receivable listed on the Invoice Schedule. Upon the assignment of an Account Receivable, Porter Capital shall have all of the rights of an unpaid seller of any goods, the sale of which gives rise to each receivable, including the right of stoppage in transit, reclamation and replevin. Notwithstanding the foregoing, if the Company or Porter Capital fails to include in any Invoice Schedule a particular Account Receivable tendered by the Company to Porter Capital, but Porter Capital nonetheless pays to the Company the "Purchase Price" (as hereinafter defined) for such Account Receivable, then Porter Capital shall be presumed conclusively to have purchased, and the Company shall be presumed conclusively to have sold, such Account Receivable pursuant to this Agreement, and such Account Receivable shall be governed by the terms and conditions (including, without limitation, the Company's representations and warranties to Porter Capital) of this Agreement. It is understood and agreed that Porter Capital is not assuming any of the responsibilities or obligations of Company under such Accounts Receivable but that it is simply taking an assignment of the right to be paid on such Accounts Receivable which Company has fulfilled in the ordinary course of its business operations. It is also understood and agreed that Porter Capital will have no obligation whatsoever to buy any Accounts Receivable from the Company at any time.
5.  Purchase Price, Reserve Account.
5.1 Purchase Price. Porter Capital agrees to buy the Accounts Receivable set forth on the Invoice Schedule from the Company at the Purchase Price Percentage on Exhibit “B” attached of the face value of each such acceptable invoice (respectively the "Purchase Price" and "Purchased Receivable"). The Purchase Price for each Purchased Receivable, less the reserve amount described in Exhibit “B”, shall be paid to the Company in immediately available funds at the time of purchase.
5.2 Reserve Account. Porter Capital shall establish and maintain a reserve account (see Exhibit B) for the Company and withhold from each Purchased Receivable an amount equal to the Purchase Price in paragraph 5.1 above, less the amount advanced to the Company (the "Reserve Account"). Porter Capital may increase the reserve amount taken on each Purchased Receivable in its sole discretion. The Reserve Account may be held and applied by Porter Capital in its sole discretion against charge backs or any Obligations of the Company to Porter Capital.
5.3 Rebates. As an inducement to secure full and prompt payment of the Accounts Receivable upon which Porter Capital agrees to pay the Company, a rebate on each Purchased Receivable shall be paid in full in accordance with the rebate schedule annexed hereto as Exhibit "B". Porter Capital shall deliver a Monthly Reserve Statement and pay any reserves and rebate due on or before the seventh business day of each month for the prior month. Notwithstanding the previous sentence, Porter Capital may, in its sole discretion, withhold from time to time any rebate sums due Company as further security for the re-payment of any and all Obligations of Company.
6.  Collection of Accounts Receivable. Commencing on the date of this Agreement, Porter Capital shall administer the collection of all Accounts Receivable originated by the Company and shall forward an Aged Accounts Receivable Schedule to the Company weekly. Porter Capital shall have the right of endorsement on all payments received in connection with each Account Receivable and the Company hereby appoints Porter Capital the attorney-in-fact and agent of the Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement. Porter Capital shall have no liability to the Company for any mistake in the application of any payment received by it with respect to any Account Receivable, so long as it acts in good faith without gross negligence.

COMMERCIAL FINANCING AGREEMENT

7.  Cross-Col lateral ization. If a "Default" (as defined in this Agreement) shall have occurred and be continuing, Porter Capital shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable as follows, before any payment from such collections shall be made to the Company: (i) against the un-reimbursed balance of the Purchase Price made by Porter Capital to the Company with respect to Purchased Receivables; (ii) to the payment of all fees accrued with respect to the Accounts Receivable purchased by Porter Capital from the Company, whether or not such fees have become due and payable pursuant to the terms of this Agreement; and (iii) to the payment of any and all other liabilities and obligations of the Company to Porter Capital pursuant to this Agreement, the "Security Agreement" and any other agreement entered into between Porter Capital and the Company concurrently herewith (the "Transaction Documents"). For purposes of this paragraph, "Company" shall mean and include each person named as the Company in the preamble of this Agreement and any shareholder, parent, subsidiary, controlling person or other affiliate.
8.  Over-Advances. While it is anticipated that the Reserve Account will carry a positive balance most if not all the time, Porter Capital may, as part of this Commercial Financing Agreement and to ease the Company's short-term cash-flow problems, permit the Company to carry an Over-Advance balance on its Reserve Account. An Over-Advance is defined as a negative balance in the Reserve Account. Upon the establishment of each such Over-Advance amount, Porter Capital, in its sole judgment, shall have the right to charge the Company a one-time processing and administrative fee of up to four percent of each such amount so established as an Over-Advance. Porter Capital may withhold from the Accounts Receivable or the sums it normally advances such sums as it deems necessary to satisfy any Over-Advance or negative balance in the Reserve Account. Notwithstanding anything contained herein to the contrary, Porter Capital may terminate the Over-Advance facility at any time without notice to the Company as it deems fit. Interest shall accrue on the outstanding Over-Advance balance at the rate of two percent per month.
9.  Collection of Accounts Receivable.
9.1 The Company will instruct all of its Customers obligated with respect to its Accounts Receivable to mail or deliver payments on such Accounts Receivable directly to Porter Capital at its address set forth in the preamble of this Agreement or to such other address that Porter Capital may specify in a written notice to the Company. Each invoice shall bear the following instructions prominently displayed in large bold type:
“This invoice has been assigned to Porter Capital Corporation for the account of LUMEA, INC., a Nevada corporation, known or trading as LUMEA STAFFING OF CA, INC., a Nevada corporation, LUMEA STAFFING, INC.., a Nevada corporation, and LUMEA STAFFING OF IL, INC., an Illinois corporation, and must be paid to c/o Porter Capital Corporation, P. O. Box 12105, Birmingham, AL 35202.”
Such instructions shall not be rescinded or modified without Porter Capital's prior written consent. If, despite such instructions, the Company shall receive any payments with respect to any Accounts Receivable purchased by Porter Capital, it shall receive such payments in trust for the benefit of Porter Capital, shall segregate such payments from its other funds, and shall deliver or cause to be delivered to Porter Capital, in the same form as so received with all necessary endorsements, all such payments received as soon as practicable, but in no event later than two business days after the receipt thereof by the Company. If the Company fails to turn over to Porter Capital any checks or other form of payment received by it, or in the event the Company deposits any such checks or payments into its own account, the Company must deliver to Porter Capital either the payment in the identical form received or the cash equivalent of the amount of the Misdirected Payment within two (2) business days. If the Company fails to deliver such value within said two (2) business days or if the Company shall present any invoice to Porter Capital for an advance against which merchandise has not been shipped, services have not been rendered or work performed (an “Invalid Invoice”), this shall be an event of default of this contract, and in addition, as the exact costs to Porter Capital of such actions by the Company are difficult if not impossible to calculate, the Company shall pay to Porter Capital the entire invoice amount at once plus liquidated damages equal to twenty-five percent of the amount so deposited or the Invalid Invoice amount submitted to Porter Capital.

COMMERCIAL FINANCING AGREEMENT

9.2 Porter Capital shall have the full power and authority to collect each Account Receivable, through legal action or otherwise, and may, in its sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts Receivable, if such action will facilitate collection. The amount of any reduction resulting from any such settlement, compromise, assignment or other collection action shall reduce the balance otherwise due to the Company hereunder. The Company acknowledges and agrees that Porter Capital shall have the sole and exclusive right to commence legal action to collect any Account Receivable. To allow an interval for checks to clear the federal banking system, Porter Capital shall have the right to extend constructive receipt of payments that Porter Capital receives on behalf of the Company by three business days for in state checks received and by five business days for out of state checks received.
9.3 Should Company receive and deposit or otherwise convert into cash any payment from any account debtor when such payment was due Porter Capital, and because the damage to Porter Capital cannot be quantified, the Company may be held liable to Porter Capital as liquidated damages for three times the amount of such converted payment or five thousand dollars, whichever is the larger amount (the “Misdirected Payment Fee”). The enforcement or non-enforcement of these damages shall not be considered a waiver of any remedy or default, nor shall it be construed a precedent for future discretionary actions available to Porter Capital.
9.4 If Porter Capital shall agree that certain Account Debtors' invoices be eligible for financing between the thirty-first and sixtieth days beyond their net-thirty due date (i. e., during the period from sixty to ninety days after their origination date), then these invoices shall be deemed "Special Risk," and a further charge of one and one-half percent for each fifteen-day period in which each of these invoices is outstanding will be collected by Porter Capital, but ninety days after the origination date these Special Risk invoices shall be deemed a Customer Dispute and shall be charged back to the Company's account.
10.  Payment of Expenses and Taxes; Indemnification. The Company will (a) pay or reimburse Porter Capital for all of Porter Capital's out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to Porter Capital, (b) pay or reimburse Porter Capital for all its costs and expenses incurred with the enforcement or preservation of any rights under the Transaction Documents, and the verification of the Accounts Receivable and the credit worthiness of the Customers, including without limitation, fees and disbursements of counsel to Porter Capital; (c) pay, indemnify, and hold Porter Capital harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying any stamp, excise, and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Transaction Documents; (d)pay for monthly statements at $0.73 each plus all postage expended by Porter Capital to mail invoices and otherwise collect the accounts; (e) pay a processing and administration fee as defined in Exhibit “B” Attached hereto and made a part thereof; (f) pay for field examinations at the rate of eight hundred fifty dollars per person per day plus expenses; (g) pay, indemnify and hold Porter Capital harmless from and against any and all claims, liabilities, obligations, losses, potential losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether threatened, pending or determined (including attorney's fees and court costs now or hereafter arising from this Agreement or any activities of the Company (referred to as the "indemnified liabilities"); provided that the Company shall have no obligation hereunder to Porter Capital with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Porter Capital. The covenants of this paragraph shall survive the termination of this Agreement.
11.  Term.
11.1 This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on the first anniversary of the date hereof (the "Initial Term"). This Agreement shall be deemed to be automatically renewed for an additional term of two year at the expiration of the Initial Term, and thereafter to be automatically renewed for succeeding two-year terms at the end of the first and each succeeding renewal term, unless the Company shall deliver written notice of cancellation to Porter Capital not earlier than ninety days and not later than sixty days prior to the expiration date of the Initial Term or any succeeding renewal term. No such termination shall terminate or otherwise affect Company's obligations hereunder incurred or accrued prior to such termination.

COMMERCIAL FINANCING AGREEMENT

11.2 The Company shall pay Porter Capital an application and due diligence fee in the amount of $0.00 on the first day of each term hereunder, which amount, at the option of Porter Capital, may be deducted from any amounts otherwise due from Porter Capital to the Company.
11.3 The representations, warranties and covenants of the Company and the remedies of Porter Capital for a breach of such representations, warranties and/or covenants, shall survive the termination of this Agreement, and such termination shall not effect the rights of Porter Capital to enforce its remedies under the Transaction Documents against the Company or against any collateral after a default by the Company. Upon termination, the Company shall remain fully responsible to Porter Capital for any Purchased Receivables purchased prior to such termination. Additionally, Porter Capital shall maintain its security interest in the Property (as hereinafter defined) of the Company until all of its Obligations (as hereinafter defined) to Porter Capital have been paid in full. Both parties agree that they will sign mutual releases on the termination of this agreement and the satisfaction of all debt and obligations by the Company to Porter Capital; and that providing the debt and all obligations to Porter have been paid in full, Porter will promptly sign a UCC-3 termination statement for the Company’s use.
12.  Facility Fee; Credits.
12.1 The rebates set forth in the rebate schedule attached hereto have been established after negotiations between the Company and Porter Capital on the assumption that the Company will tender to Porter Capital for purchase hereunder acceptable Accounts Receivable averaging at least four million dollars a month (the "Base Purchase Amount") during the Initial Term and each renewal term.
12.2 In further consideration of Porter Capital's undertakings in this Agreement, the Company shall pay to Porter Capital a fee in an amount equal to three percent of the Base Purchase Amount (the "Facility Fee") as of the termination date of the Initial Term and of each renewal term, but the amount thereof shall be reduced by the total fees paid by the Company to Porter Capital in each term.
13.  Disputed Accounts Receivable, Re-Purchase, etc.
13.1 Non-Recourse. Porter Capital shall not have any recourse against Company for unpaid Accounts Receivable, if the reason for non-payment is related to a Customer's Credit Problem, except under the following circumstances, where Porter Capital will have immediate recourse against the Company:
13.1.1 if Company mails invoices on Accounts Receivable directly to a Customer;
13.1.2 if Company breaches any warranties, representations, or promises in this Agreement;
13.1.3 if Company has contributed to or aggravated Customer's credit problem;
13.1.4 if Company and Customer are involved in a Customer Dispute of any kind, regardless of its validity; or
13.1.5 if Customer asserts a claim of loss or potential loss or offset of any kind against Company.
13.2 Notice of Dispute. Company agrees to immediately notify Porter Capital of any Customer Dispute between Company and any of its Customers.
13.3 Re-purchase of Disputed Purchased Receivable. Company shall immediately pay to Porter Capital the full amount of any Purchased Receivable subject to a Customer Dispute of any kind, whether or not the same is valid or with merit. If Company fails to fully settle any Customer Dispute within thirty (30) days, Porter Capital may, in addition to any other remedy it may have under this Agreement, charge or sell back the Purchased Receivable to the Company. Invoices unpaid after ninety days from any Customer without a Credit Problem shall be deemed to be the subject of a Customer Dispute. Porter Capital may, at its sole discretion, require Customer to repurchase an account deemed the subject of a Customer Dispute. The repurchase of an Acceptable Account shall not constitute a reassignment of such Account, and the security interest therein shall remain in Porter Capital until expressly released. If after the Company repurchases Purchased Receivables, whether subject to a Customer Dispute or unpaid after ninety days, a payments for the Purchased Receivables are received by the Company, the Company shall immediately deliver the payments to the Lockbox Account.
14.  Warranties By Company. As an inducement to and as a condition of Porter Capital's willingness to enter into this Agreement, and with full knowledge that the truth and accuracy of the warranties in this Agreement are being relied upon by Porter Capital, Company warrants as follows:

COMMERCIAL FINANCING AGREEMENT

14.1 By its execution of each Invoice Schedule with respect to Accounts Receivable or acceptance of the Purchase Price with respect to a Purchased Receivable that:
14.1.1 The Company is the sole owner of such Purchased Receivable and such Purchased Receivable has not been previously assigned or encumbered in any manner; the Company has the full power and authority to sell such Purchased Receivable and its sale to Porter Capital has been duly authorized;
14.1.2 The goods or services listed or referred to in the Purchased Receivable have been shipped or rendered to the Customer, and the prices and terms of shipment set forth therein conform in all material respects to the terms of any related purchase order or agreement with the Customer;
14.1.3 The invoice representing the Purchased Receivable correctly sets forth the full purchase price of the goods and services covered thereby, and such amount, less only the applicable trade discounts and allowances stated therein, if any, is due and owing from the Customer, subject to no set-offs, deductions, disputes, contingencies or counterclaims against the Company or the invoice, and payment thereof is not contingent upon fulfillment of any obligation other than delivery of the goods or services referred to in such invoice; and Company represents that its invoices do not represent a delivery of merchandise or services upon consignment, guaranteed sale, or similar term.
14.2 Company is validly existing and in good standing under the laws of the state in which it is incorporated and is properly licensed and authorized to operate the business it conducts under its corporate name or any trade name of and is authorized to do business in every jurisdiction in which it conducts business. By reason of this Agreement the Company is conducting business in the State of Alabama.
14.3 Each Customer's business is solvent to best of Company's information and knowledge.
14.4 Company is, or will be at the time of the purchase by Porter Capital, the lawful owner of and have good and undisputed title to the Purchased Receivables.
14.5 Company does not own, control or exercise dominion over, in any way whatsoever, the business of any account-debtor/Customer whose Accounts Receivable are to be purchased by Porter Capital and shall not change or modify the terms of any Account Receivable with any Customer unless Porter Capital first consents to such change in writing. By way of example only, Company shall not extend a Customer's credit beyond thirty (30) days without Porter Capital's prior written consent.
14.6 All financial records, statements, books or other documents of Company furnished to Porter Capital for review at any time, either before or after the signing of this Agreement, are true and accurate. Company has no outstanding state, federal, or local tax liabilities, and has filed all tax returns or other documents as required by law.
14.7 Company will not, under any circumstances or in any manner whatsoever, interfere with any of Porter Capital's rights under this Agreement or misdirect any purchase as defined in the attached Exhibit “G”.
14.8 Company shall not factor, finance, give a security interest or sell any of its Accounts Receivable or any of its property, fixtures or inventory to any person or entity other than Porter Capital during the term of this Agreement, nor shall any Accounts Receivable to be purchased under this Agreement be previously sold, pledged or encumbered by Company or any other person or entity in any manner whatsoever.
14.9 Company shall not permit the placement of any lien, security interest, or encumbrance on its fixtures, inventory, or other personal property and chattels except with the prior written consent of Porter Capital and shall maintain its property, inventory, and fixtures in good order and in an operating state, condition, and repair.
Upon the breach of any of the warranties above, the Company will immediately pay to Porter Capital the entire unpaid balance of the Purchased Receivables purchased pursuant to this Agreement and any other Obligations of the Company to Porter Capital.
15.  Security Interest. To secure the payment of any sums which have or may become due by the Company to Porter Capital under this Agreement and also to secure any other indebtedness or liability of the Company to Porter Capital, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of Porter Capital to the Company (hereinafter referred to as "Obligations"), Company hereby grants, conveys and mortgages to Porter Capital the Property as defined in the Security Agreement.

COMMERCIAL FINANCING AGREEMENT

16.  Financing Statements and Security Agreement. The Company and/or its principals shall execute such security agreements as Porter Capital may reasonably request to perfect the security interest granted hereunder, including but not limited to the Security Agreement, (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "D"), Corporate Resolutions (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "E"; the Performance Covenant and Waiver (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "F"). the Misdirected Payment Agreement (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit “G”), and a Tax Form 8821 (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit “H”) listing Porter Capital Corporation as Appointee for the purpose of notification of delinquent payroll tax, corporate tax or unemployment tax. The Company hereby authorizes Porter Capital or its agents or assigns to sign and execute on its behalf, any and all necessary forms to perfect the security interest granted hereunder. Further, the Company and/or its principals grant The Porter Capital Group, consisting of Porter Capital Corporation, Porter Bridge Loan Company and Capital Partners Leasing, permission to use their experience/story for its marketing endeavors.
17.  Financial Records. During the term of this Agreement, Company agrees to provide Porter Capital with such financial statements and records and such other information as may be reasonably requested by Porter Capital from time to time, and each quarter, within forty-five days following the end of the respective quarter, shall furnish an updated customer list with customer names, contact names, addresses, and phone numbers, as well as a complete and current payables-aging report.
18.  Notice of Levy. Company shall promptly notify Porter Capital of any attachment or any other legal process levied against Company or any of Company's Customers. Company's failure to do so shall be a material default hereunder.
19.  No Pledge. Company shall not, at any time during the term of this Agreement, pledge the credit of Porter Capital to any person or business for any purpose whatsoever.
20.  Book Entry. Company shall, immediately upon the sale of an Account Receivable to Porter Capital, make proper entries on its books and records disclosing the absolute sale and assignment of such Account to Porter Capital.
21.  Misdirected Payments. All remittances received by the Company on any Account sold to Porter Capital shall be held by the Company in trust as a fiduciary for Porter Capital, separate and apart from the Company’s own properties and funds. Notwithstanding that the Company has agreed to pay the Misdirected Payment Fee, the Company shall, on the next banking day following the date of receipt of the Misdirected Payment, deliver to Porter Capital either the payment in the identical form received or the cash equivalent of the amount of the Misdirected Payment. In the event any goods shall be returned to, reclaimed, or repossessed by the Company, such goods shall be held by the Company in trust as a fiduciary for Porter Capital, separate and apart from the Company’s own property and subject to Porter Capital’s direction and control.
22.  Attorney’s Fees. The Company agrees to reimburse Porter Capital on demand for the following:
(a)   the actual amount of all fees, costs, and expenses, including but not limited to attorneys’ fees, which Porter Capital may incur in any action to enforce this Agreement or any related transaction, or in connection with any federal or state bankruptcy or insolvency proceeding commenced by or against the Company, (including but not limited to any complaint to determine non-dischargeablility of the guarantor’s obligations); and
(b)   the actual fees, expenses, and costs, including but not limited to photocopying (which, if performed by Porter Capital’s employees, shall be at a rate of $.25/page), travel, expert witness fees, attorneys’ fees, and all other fees, costs, and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which the Company is a party.
23. Power of Attorney. Company irrevocably appoints Porter Capital, or any person designated by Porter Capital, its special attorney-in-fact, or agent, with power to: (1) strike out Company's address on all invoices or statements of account mailed to Customers and substitute Porter Capital's address; (2) receive and open all mail addressed to Company or to Company's trade name via Porter Capital address; (3) endorse the name of Company or Company's trade name on any checks or other evidences of payment, invoices or other documents that may come into the possession of Porter Capital on Accounts Receivable or on which Porter Capital holds a security interest; (4) in Company's name, or otherwise, demand, sue for, collect, and subject to Company's prior written approval, compromise, prosecute, or defend any action, claim, or proceedings and give releases for any and all monies due or to become due; (5) do any and all things reasonably necessary and proper to carry out the purpose intended by this Agreement. The authority granted Porter Capital shall remain in full force and effect until all Accounts Receivable sold and/or assigned to Porter Capital have been paid in full.

COMMERCIAL FINANCING AGREEMENT

24. Default. Any one or more of the following shall constitute a default hereunder (a "Default") provided same is not cured by the Company within fifteen (15) days after receipt of written notice from Porter Capital:
24.1 Company's failure to pay any indebtedness or Obligations (including legal fees and expenses) to Porter Capital when due;
24.2 Company's breach of any term, provision, warranty, or representation under this Agreement, or under any other agreement or contract between Company and Porter Capital, or Obligation of Company to Porter Capital;
24.3 Porter Capital shall reasonably believe that Company is failing to tender all of its Accounts Receivable to Porter Capital for purchase; or the Company shall have failed to tender Accounts Receivable aggregating at least twenty percent of the Annual Base Purchase Amount during any Calendar Quarter; of the Company shall have failed to tender Accounts Receivable to Porter Capital for purchase for a period of fifteen or more consecutive business days;
24.4 The Company shall instruct any Customer to mail or deliver payment on Accounts Receivable to the Company or to any person other than Porter Capital;
24.5 The appointment of any receiver or trustee for all or a substantial portion of the assets of Company, the filing of a general assignment for the benefit of creditors by Company or a voluntary or involuntary filing under any bankruptcy or similar law which is not dismissed with prejudice within 60 days;
24.6  The issuance of any levies of attachment, execution, tax assessments, or similar process against the Accounts Receivable which is not released within ten days;
24.7 If any financial statements, profits-and-loss statements, borrowing certificates or schedules, or other statements furnished by Company to Porter Capital prove false or incorrect in any material respect.
24.8  Failure of the Company to pay all taxes to every government agency in a timely manner.
24.9 Notwithstanding the fifteen (15) day notice period set forth above, the failure of the Company to timely deliver to Porter Capital any Misdirected Payment remittance received by the Company on a Purchased Account within two (2) business days;
24.10 Insolvency, bankruptcy, or dissolution of the Company or a guarantor of any of the Transaction Documents.
24.11 Failure of the Company to maintain the financial covenants and comply with the covenants set forth in Exhibit “B”;
24.12 Notwithstanding the fifteen (15) day notice period set forth above, failure of the Company to cure a Default under the Misdirected Payment Agreement, the Performance Covenant or a Validity Guaranty within three (3) days after receipt of written notice from Porter Capital;
25.  Remedies Upon Default. In the event of any default Porter Capital shall have the following cumulative rights and remedies:
25.1  Declare any Obligations (including any sums still due and owing under any Purchased Receivable) immediately due and payable;
25.2  Enforce the security interest given hereunder;
25.3  Require Company to assemble any Collateral secured hereunder and the records pertaining thereto and make them available to Porter Capital at a place designated by Porter Capital;
25.4  Enter the premises of Company and take possession of any Collateral not then in its possession and of the records pertaining thereto and any other collateral;
25.5  Grant extensions, compromise claims, and settle Accounts Receivable for less than face value, all without prior notice to Company;
25.6  Use, in connection with any assembly or disposition of the collateral, any trademark, trade name, trade style, copyright, patent right, or technical process used or utilized by Company; and
25.7  Return any surplus realized and hold Company liable for any deficiency.
25.8  Interest shall accrue on any outstanding Obligations (including unpaid legal fees and expenses) at the rate of two percent per month;
25.9  The Company shall pay to Porter Capital as liquidated damages, an amount of ten percent of the outstanding balance, including unpaid interest, on any outstanding Obligations; 25.10 Any and all other remedies allowed at law or under the Alabama Commercial Code.

COMMERCIAL FINANCING AGREEMENT

26.  Binding Effect. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors, and assigns of both Company and Porter Capital.
27.  Cumulative Rights. All rights, remedies, and powers granted to Porter Capital in this Agreement, or in any note or other Agreement given by Company to Porter Capital, are cumulative and may be exercised singularly or concurrently with such other rights as Porter Capital may have. These rights may be exercised from time to time as to all or any part of the pledged collateral as Porter Capital in its discretion may determine.
28.  Written Waiver. Porter Capital shall not be deemed to have waived any right or remedy it may have hereunder unless such waiver is in writing and signed by Porter Capital. A waiver by Porter Capital of a right or remedy under this Agreement on one occasion shall not be deemed a waiver of a right or remedy on any subsequent occasion.
29.  Governing Law and Jurisdiction.
29.1 This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama. The parties agree that Alabama bears a reasonable relationship to this transaction.
29.2 The parties hereto agree to submit to personal jurisdiction and acknowledge they are doing business in the State of Alabama in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court. In the event of litigation between Porter Capital and the Company, the Company agrees that any requirement for a bond, be it for any order or other action in court, shall not exceed two hundred and fifty dollars.
30.  Invalid Provisions. If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though such provisions had not been incorporated herein. If a law, which applies to this Agreement and which sets maximum loan charges, is finally interpreted so that the fees and commissions charged by Porter Capital to Company or other charges collected or to be collected in connection with this Agreement exceed the permitted limits under any applicable law or statute, then: (i) any such fee or commission shall be reduced by the amount necessary to reduce the charges to the permitted limit; and (ii) any sums already collected from the Company which exceed permitted limits will be applied and shall be deemed to have been payments in reduction of the obligations hereunder.
31.  Further Instruments. Company agree that, upon request from time to time of Porter Capital, it will, at its expense, execute, acknowledge and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm or perfect from time to time the security interest of Porter Capital in the Collateral and to fully establish, confirm or perfect from time to time the intention of this Agreement.
32.  No Jury Trial. The Company hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement.
33.  Entire Agreement. This instrument contains the entire Agreement between the parties. Any addendum or modification hereto must be signed by both parties in order to have any force or effect.
34.  Notices. All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth. All notices shall be deemed given as follows: (a) if by hand, immediately upon delivery along with said receipt evidencing such by hand delivery; (b) if certified or registered mail, return receipt requested, postage prepaid on the fifth (5th) business day after mailing; if by nationally recognized overnight courier or any other overnight delivery service, on the first business day after dispatch. All notices may be given either by a party or such party's attorneys.

COMMERCIAL FINANCING AGREEMENT

35.  Effective Date. This Agreement shall be effective only upon its execution by a duly authorized officer of Porter Capital.
36.  Duplicate Originals. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.
37.  Headings, Etc. The headings, titles and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

COMMERCIAL FINANCING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ James C. Marshall
CFO, a duly authorized officer

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

COMMERCIAL FINANCING AGREEMENT

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that James C. Marshall whose names as CFO of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
EVP, a duly authorized officer

COMMERCIAL FINANCING AGREEMENT

EXHIBIT "B"

Line of Credit
Upon the mutual execution of this Agreement, Porter Capital will open an accounts receivable line of credit in the amount of $5,000,000 for the Company. In exchange for said line, Company shall pay a commitment fee of $0 upon execution of this document and each renewal term hereunder.

Fees
The Company shall pay a Service Fee on all monies borrowed equal to 0.65%, charged monthly on the outstanding principal balance.

Interest
Interest shall be charged by Porter Capital at the Prime Rate plus two percent on an annualized basis, charged daily, collected monthly. Prime is defined as the rate published in the Wall Street Journal.

Advances and Reserves
The Advance Amount shall be up to ninety percent of each invoice, with concentration limited to twenty percent of eligible accounts receivable, and the Reserve Amount shall be ten percent of each invoice and shall be held by Porter Capital in the Reserve Account. If Porter Capital exercises its right under Section 13.3 of the Agreement to charge back or cause customer to repurchase an account deemed the subject to a Credit Dispute, Porter Capital shall nevertheless continue to collect the account. Porter Capital will continue to list the account on the aged receivable list and will charge an administrative fee of one percent of the amount of said invoice per fifteen days to continue its collection efforts. If payment on the account is made to the Company on an account deemed the subject to a Credit Dispute, the proceeds will be immediately deposited in the Lockbox Account. Failure by the Company to deliver the proceeds of an account deemed the subject to a Credit Dispute to Porter Capital shall be deemed a Misdirected Payment and the Company shall pay Porter Capital on all advances interest at the greater of (i) 12.0% per annum and (ii) or the Prime Rate as determined by Citibank, N.A. plus 6% on an annualized basis, charged daily, collected at the end of each month until all advances are paid in full and all Obligations are satisfied.

Miscellaneous Covenants
The Company represents and warrants that funds provided to the Company by Porter Capital shall only and exclusively be used for Company purposes; the transfer or use of any such funds by any affiliates or parent of the Company shall constitute a material breach of this Agreement.

Lockbox
Collections shall be made to a lockbox located in Ridgefield, Connecticut, or Birmingham, Alabama, as mutually agreed on by the Company and Porter Capital.

COMMERCIAL FINANCING AGREEMENT

Lumea Staffing of Il, Inc. Exhibit B

Rebate Schedule
The "Purchased Receivables" shall be bought at a discount of *ninety-four and three quarters percent of their face amount. A rebate for prompt payment will be paid to the Company by Porter Capital as follows:

If the invoice is paid by the Customer between:	The amount rebated to the Company will be:	The net charge to the Company will be:
1-30 days	3.30%	1.65%
31-60 days	1.65%	3.30%
61-90 days	0%	4.95%

Advances and Reserves
The Advance Amount shall be up to eighty percent of each invoice, with concentration limited to twenty percent of eligible accounts receivable, and the Reserve Amount shall be fifteen and five hundredths percent of each invoice and shall be held by Porter Capital in the Reserve Account. If Porter Capital exercises its right under Section 13.3 of the Agreement to charge back or cause customer to repurchase an account deemed the subject to a Credit Dispute, Porter Capital shall nevertheless continue to collect the account. Porter Capital will continue to list the account on the aged receivable list and will charge an administrative fee of one percent of the amount of said invoice per fifteen days to continue its collection efforts. If payment on the account is made to the Company on an account deemed the subject to a Credit Dispute, the proceeds will be immediately deposited in the Lockbox Account. Failure by the Company to deliver the proceeds of an account deemed the subject to a Credit Dispute to Porter Capital shall be deemed a Misdirected Payment and the Company shall pay Porter Capital on all advances interest at the greater of (i) 12.0% per annum and (ii) or the Prime Rate as determined by Citibank, N.A. plus 6% on an annualized basis, charged daily, collected at the end of each month until all advances are paid in full and all Obligations are satisfied.

Miscellaneous Covenants
The Company represents and warrants that funds provided to the Company by Porter Capital shall only and exclusively be used for Company purposes; the transfer or use of any such funds by any affiliates or parent of the Company shall constitute a material breach of this Agreement.

Lockbox
Collections shall be made to a lockbox located in Ridgefield, Connecticut, or Birmingham, Alabama, as mutually agreed on by the Company and Porter Capital.

COMMERCIAL FINANCING AGREEMENT
Exhibit C
PORTER CAPITAL CORPORATION
Working Capital Overnight™
2112 First Avenue North, Birmingham, Alabama 35203 R 205-322-5442
Fax: 205-322-7719 R Offices in New York and Connecticut

[date]

[name and address of account debtor]

Re:    Invoice Acknowledgement Agreement

Ladies and Gentlemen:

________________________________ (“Vendor”) has requested that we accept an assignment of the invoice(s) listed below (the “Invoices”). Accordingly, payment of the Invoices must be made directly to us at Porter Capital Corporation, P.O. Box 12105, Birmingham, AL 35202.

To induce us to accept and rely upon this agreement, please confirm that the Invoices will be paid to us without setoff, defense, counterclaim or recoupment. For our mutual benefit, should litigation arise between us relating to our relationship with the Vendor, the prevailing party shall be entitled to recover all costs, expenses, and actual attorney’s fees. The signor below is duly authorized to sign this agreement. The Invoices are:

DATE	INVOICE NUMBER	AMOUNT

$_______________

$_______________

Please feel free to contact us should you have any question regarding this letter agreement.

Very truly yours,

PORTER CAPITAL CORPORATION

CONFIRMED:
[name of borrower]
By:  _______________________________
Title:  ______________________________

ACCEPTED AND AGREED TO:
[name of account debtor]
By:  _______________________________
Title:  ______________________________

Security Agreement
EXHIBIT "D"
SECURITY AGREEMENT

Agreement (the "Agreement") made this _______ day of March, 2009, between LUMEA, INC., a Nevada corporation, known or trading as LUMEA STAFFING OF CA, INC., a Nevada corporation, LUMEA STAFFING, INC.., a Nevada corporation, and LUMEA STAFFING OF IL, INC., an Illinois corporation, with a primary business location at 7430 E. Butherus Dr., Suite D, Scottsdale, AZ 85260 with additional business locations as reflected on attached Exhibit “I” (jointly, individually, severally and collectively hereinafter referred to as “the "Company"), and PORTER CAPITAL CORPORATION, an Alabama corporation with offices for the transaction of business located at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Avenue North, Birmingham, Alabama 35203 ("Porter Capital"). Company and Porter Capital agree and shall be legally bound as follows:
W I T N E S S E T H
WHEREAS, Porter Capital and Company have this day entered into a commercial financing agreement and other related documents wherein Porter Capital has agreed to purchase, at a discount, certain accounts receivables and/or invoices of the Company under certain terms and conditions (collectively the "Commercial Financing Agreement"); and WHEREAS, in order to secure the Company's payment of any sums which may become due under the Commercial Financing Agreement, Company is granting Porter Capital a security interest in all of its personal property and assets of any nature, including but not limited to its inventory, equipment, trade fixtures, good will, and accounts receivables all as more particularly set forth below; NOW, THEREFORE, it is agreed as follows:

1.  Granting of Security Interest. To secure the payment of any sums which have or may become due by the Company to Porter Capital pursuant to the Commercial Financing Agreement and also to secure any other indebtedness or liability of the Company to Porter Capital, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of Porter Capital to the Company (hereinafter referred to as "Obligations"), Company hereby grants and conveys to Porter Capital a security interest in, and mortgages to Porter Capital the "Property" as defined in paragraph 2 below. The Company and Porter Capital agree that at the termination of this agreement both parties shall exchange mutual releases of all claims, each against the other, and that no liens against the Company’s assets shall be lifted until such releases are signed by both parties.
2.  "The Property". All of the following, whether now existing or hereafter arising, shall be deemed secured and mortgaged by this Agreement (the "Property"): (a) all of the Company's accounts, proceeds from accounts, contract rights, instruments, documents, chattel paper, copyrights, patents, computer codes, software, trademarks, other intellectual property rights, any property rights not specifically set forth herein which may be specific to the business of the company, and general intangibles, as such terms are defined in the Uniform Commercial Code, as enacted in the State of Alabama ("UCC"); (b) all forms of obligations owing to the Company, including but not limited to all tax refunds and tax refund claims, letters of credit and all proceeds thereof; (c) all guarantees, security, and liens which the Company may hold for the payment or performance of any item of Property (including, without limitation, all rights of stoppage in transit, replevin, and reclamation and as an unpaid vendor or lienor); (d) all rights to goods represented by any item of Property or the sale of which goods gave rise to any item of Property including, without limitation, all rights upon return, replevin, or repossession of such goods, all documents of title, warehouse receipts, bills of lading, books, records and other documents relating to any of the Property; (e) the Company's goodwill; (f) all books, records, and lists, in whatever form maintained; (g) all the Company's inventory, wherever located, whether in the Company's or some other person's possession, including, without limitation, all raw materials, supplies work in process, and finished products manufactured by and/or held for sale or lease or to be furnished in connection with the Company's business, as well as any and all computer code, software, software products, or databases; (h) all equipment (as defined in the UCC), whether in the Company's or some other person's possession, including, without limitation, all machinery, accessories, motors, controls, engines, dies, tools, jigs, benches, tables, computers and data fixtures, and all substitutions, accretions, replacements, and additions thereto and all other component and auxiliary parts used in connection therewith or attached thereto; (I) any other property of the Company of any kind or nature coming into Porter Capital's actual or constructive possession, custody or control, or in transit to Porter Capital or his agent for whatever purpose, and all proceeds of any item of Property and all proceeds of such proceeds, including, without limitation, all payments under any indemnity, warrant or guaranty payable with respect to the Property, all awards for taking by eminent domain, and all proceeds of fire or other insurance.

Security Agreement

3.  Representations and Warranties. Company represents and warrants to Porter Capital as follows:
(a   To pay and perform all of the Obligations secured by this Agreement in accordance with their respective terms.
(b   To defend title to the Property against all persons and against all claims and demands whatsoever, which Property, except for the security interest granted hereby, is lawfully owned by the Company and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth specifically herein.
(c   On demand of Porter Capital to do the following: (i) furnish further assurances of title; (ii) execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement; and (iii) execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of Porter Capital in the Property and pay all costs of filing in connection therewith.
(d   To retain possession of the Property during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same, other than in the ordinary course of business, without the written consent of Porter Capital. Although proceeds of the Property are covered herein, Porter Capital in no way has authorized sale of the Property by the Company.
(e   To keep the Property at the principal office of the Company and not to remove the same, except in the ordinary course of business, without the prior written consent of Porter Capital.
(f    To keep the Property free and clear of all liens, charges, encumbrances, taxes and assessments.
(g   To pay, when due, all taxes, assessments, and license fees relating to the Property.
(h   To keep the Property, at the Company's own cost and expense, in good repair and condition and not to misuse, abuse, waste, or allow to deteriorate except for normal wear and tear and to make the same available for inspection by Porter Capital at all reasonable times.
(i    To keep the Property insured against loss or potential loss by fire (including extended coverage), theft and other hazards as Porter Capital may require and to obtain collision insurance if applicable. Policies shall be in such form and amounts and with such companies as Porter Capital may designate. Policies shall be obtained from responsible insurers authorized to do business in the state in which the Property is located. Certificates of insurance or policies, payable to the respective parties as their interest may appear, shall be deposited with Porter Capital who is authorized, but under no duty, to obtain such insurance upon the failure of the Company to do so. Company shall give immediate written notice to Porter Capital and to insurers of loss or potential loss or damage to the Property and shall promptly file proofs of loss or potential loss with insurers. Company hereby appoints Porter Capital its attorney-in-fact in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to Porter Capital all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Obligations.
(j    To immediately notify Porter Capital in writing of any change in or discontinuance of Company's place or places of business and/or residence.
4. Events of Default. If any of the following occur ("Event of Default"), Porter Capital may, but shall not be required to, without presentment or demand, declare the immediate payment of the Obligations, with all accrued interest, if any, and all applicable charges due thereunder:
(a   upon the non-payment by Company of any amount when due or any other default under the Commercial Financing Agreement or any other agreement between Porter Capital and the Company;
(b   the failure by the Company to comply with or perform any provision of this Agreement;
(c   any false or misleading representations or warranties made or given by the Company in connection with this Agreement;
(d   upon the non-payment by Company of any charges of rent under any premises or equipment leases used by the Company to operate its business, or the failure to comply with any terms of any such lease, which is not cured within the time and in the manner provided for in the lease.
(e   upon the further surrender, transfer, pledging, assignment or granting of a security interest by Company in the Property without the prior written consent of Porter Capital;
(f    upon the attachment of any further lien on the Property; or
(g   the appointment of any receiver or trustee for all or a substantial portion of the assets of Company;

Security Agreement

(h   a general assignment for the benefit of creditors by Company or a voluntary or involuntary filing under any bankruptcy or similar law which is not dismissed with prejudice within 60 days;
(i    the failure of the Company to pay all taxes to every government agency in a timely manner.
5. Acceleration. In the event Company shall have failed to cure an Event of Default within the specified time period and Porter Capital has declared the Obligations due, interest on the Obligations and any other amounts due under the Continuing Guaranty or this Agreement shall accrue at the rate of eighteen percent per annum or the highest legal interest rate, whichever is greater. This shall not constitute an extension of time for the payment of any Obligations or other sums due to Porter Capital.
6. Remedies. If any Event of Default shall occur, which remains uncured, Porter Capital, in addition to any other rights and remedies it may have at law, including those set forth below, and shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC or such other measures as Porter Capital deems necessary to preserve its security interest in the Property.
(a   If an Event of Default shall occur and the Company elects to declare the Obligations due and payable in accordance with this Agreement, and the Company fails to cure its default or pay the Obligations; Porter Capital may, but shall not be obligated to, sell, assign and deliver the Property at public or private sale, for cash, upon credit or for future delivery with or without advertisement of the time, place or terms of sale except that if the sale be a private sale, ten (10) days notice in writing from Porter Capital of the time and place of sale and the terms of sale shall be given to the Company. In case of any sale on credit or for future delivery, the Property sold shall be retained by Porter Capital until the sale price is paid, but Porter Capital shall incur no liability if the purchaser fails. to take up and pay for the Property sold, in which event the Property may again be sold. At any sale, Porter Capital may purchase the Property sold, free from all right of redemption of the Company which is hereby waived and released.
(b   In case of any sale, Porter Capital may first deduct all expenses of collection, sale and delivery of the Property sold and any expenses incidental thereto, including, but not limited to reasonable attorneys' fees, brokerage commissions and transfer taxes, and may then apply the residue to any liability of the Company under the Obligations, and shall return the surplus, if any, to the Company. Any sale conducted upon the foregoing terms shall be deemed commercially reasonable.
(c   The Company agrees that Porter Capital shall have the right to continue to retain the Property until such time that Porter Capital in its reasonable judgment believes that an advantageous price can be secured for the Property; Porter Capital shall not be liable to the Company for any loss or potential loss in the value of the Property by reason of any such retention of the Property by Porter Capital. If Porter Capital shall not commence to dispose of the Property within ninety (90) days after the right to dispose of the Property shall have accrued, then the Company shall have the right, at any time thereafter, and prior to the time that Porter Capital shall commence to dispose of the Property to request of Porter Capital that it dispose of the Property or the Company itself at its own cost and expense, have the right to dispose of the Property provided, however, that in the case of the former, Porter Capital shall not be obligated to dispose of the Property unless the net proceeds to be received therefrom shall be sufficient to satisfy in full the then obligations of the Company to Porter Capital, and that in the case of the latter, any disposition of the Property by the Company must be upon terms and conditions consented to by Porter Capital, and Porter Capital shall be obligated to give such consent if the net proceeds to be received from such disposition shall be sufficient to satisfy in full the then Obligations of the Company to Porter Capital.
(d   Porter Capital shall not be liable to the Company for any agents' or brokers' fees incurred in connection with the sale of the Property.
7. Uniform Commercial Code. The UCC of the State of Alabama shall govern the rights, duties and remedies of the parties and any provisions herein declared invalid under any law shall not invalidate any other provisions of this Agreement. The Company hereby authorizes Porter Capital or its agents or assigns to sign and execute on the Company's behalf any and all necessary UCC-1 forms to perfect the Security Agreement interest herein above granted to Porter Capital.
8.  No Offsets. The Company covenants and warrants that it is now the owner of the Property and that there are no defenses or offsets to this Agreement or to the Continuing Guaranty which it secures.
9.  Attorney-in-Fact. The Company hereby irrevocably appoints Porter Capital as its attorney-in-fact in connection with the Property and to execute and file on its behalf any financing statements, or other statements in connection therewith with the appropriate public office.

Security Agreement

10. Joint and Several Liability. In the event this Agreement is executed by more than one person, firm or corporation, the liability of the "Company" hereunder shall be joint and several.
11. Reimbursement. The Company agrees that, with or without notice or demand, it will reimburse Porter Capital, for all costs and expenses (including, without limitation, reasonable attorney's fees) incurred by Porter Capital in connection with the collection of the Obligations or any portion thereof or in any action or proceeding brought by Porter Capital to enforce the obligations of the Company under this Agreement. Porter Capital shall have the right but not the obligation to examine the Company's books and records at any time during reasonable business hours once per quarter, the expense of such field examination to be charged against the Company. In the event of a default under this agreement, Porter Capital shall have the right to examine the Company's books once a month and the Company shall pay for this expense.
12.  Application of Payments. All moneys available to Porter Capital for application in payment or reduction of the Obligations may be applied by Porter Capital in such manner and in such amounts and at such time or times and in such order, priority and proportions as Porter Capital may see fit to the payment or reduction of such portion of the Obligations as Porter Capital may elect.
13.  Successors and Assigns. Each reference herein to Porter Capital shall be deemed to include its successors and assigns, in whose favor the provisions of this guaranty shall also inure. Each reference herein to the Company shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the Company, all of whom shall be bound by the provisions of this Agreement, provided, however, that the Company shall in no event or under any circumstance have the right, without obtaining the prior written consent of Porter Capital, to assign or transfer the Company's obligations and liabilities under this Agreement, in whole or in part, to any other person, party or entity.
14.  Non-Waiver. No delay on the part of Porter Capital in exercising any right or remedy under this Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the Company shall be deemed to be a waiver of the obligation of the Company or the right of Porter Capital to take further action without notice or demand as provided in this Agreement.
15.  Further Modification. This Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Porter Capital and the Company. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Porter Capital and if so given by Porter Capital shall only be effective in the specific instance in which given.
16.  Unconditional Agreement. The Company acknowledges that this Agreement and the Company's obligations under this Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Agreement and the obligations of the Company under this Agreement or the obligations of any other person or party relating to this Agreement or the obligations of the Company thereunder or otherwise with respect to the Obligations. This Agreement sets forth the entire agreement and understanding of Porter Capital and the Company, and the Company absolutely, unconditionally and irrevocably waives any and all rights to assert any defense, set-off, counterclaim or cross claim of any nature whatsoever with respect this Agreement or the obligations of any other person or party (including, without limitation, Company) relating to this Agreement or the obligations of the Company hereunder or otherwise with respect to the Obligations in any action or proceeding brought by Porter Capital to collect the Obligations, or any portion thereof, or to enforce the obligations of the Company under this Agreement. The Company acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to the obligations of the Company under this Agreement, except those specifically set forth in this Agreement.
17.  No Jury Trial. The Company hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement.
18.  No Subrogation. Notwithstanding any payments made by the Company pursuant to the provisions of this Agreement, the Company shall have no right of subrogation in and to the Commercial Financing Agreement or any other security held by or available to Porter Capital for the Obligations or the payment thereof until the Obligations have been paid in full to Porter Capital.
19.  Actions and Proceedings. Porter Capital may, but shall not be obligated to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Company, which Porter Capital, in its discretion, feels should be brought to protect its interest in the Property.

Security Agreement

20.  Further Instruments. Company agree that, upon request from time to time of Porter Capital, it will, at its expense, execute, acknowledge and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm or perfect from time to time the security interest of Porter Capital in the Property.
21.  Governing Law. This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama.
22.  Jurisdiction. All of the parties hereto agree to submit to personal jurisdiction and acknowledge they are doing business in the State of Alabama for any action or proceeding arising out of this Agreement and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court.
23.  Notices. All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth. All notices (a) shall be deemed given when received in accordance herewith and (b) may be given either by a party or such party's attorneys.
24.  Duplicate Originals. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.
25.  Headings, Etc. The headings, titles and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

Security Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ James C. Marshall
CFO, a duly authorized officer

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

Security Agreement

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that James C. Marshall whose names as CFO of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
EVP, a duly authorized officer

EXHIBIT "E"

CERTIFIED COPY OF RESOLUTIONS

"RESOLVED, that the Commercial Financing Agreement dated as of the _____ day of March, 2009 between this company and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein;

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, this company, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these regulations shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, James C. Marshall, as the duly constituted Secretary of LUMEA, INC, DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC. hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of LUMEA, INC, DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., duly called, noticed, and held on the _____ day of March, 2009, at which meeting there was at all times present and acting a quorum of the members of said Board; that said resolutions are in full force and effect; that the following is a true and correct list of the present officers of the corporation:

Edmond L. Lonergan	President/Director

James C. Marshall	Secretary/Treasurer/CFO/Director

and that the following is a true and correct list of the present shareholders of the corporation:

EMTA HOLDINGS, INC.	100%

/s/ James C. Marshall
James C. Marshall Secretary of the Corporation

(SEAL)	Dated: _________________________

EXHIBIT "E"

CERTIFIED COPY OF RESOLUTIONS

"RESOLVED, that the Commercial Financing Agreement dated as of the _______ day of March, 2009 between this company and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of this company on the terms and conditions set forth therein;

"RESOLVED, that any officer of this company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, this company, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these regulations shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, Edmond L. Lonergan, as the duly constituted President/Secretary of EMTA HOLDINGS, INC. hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted at a meeting of the Board of Directors of EMTA HOLDINGS, INC, duly called, noticed, and held on the _____ day of March, 2009, at which meeting there was at all times present and acting a quorum of the members of said Board; that said resolutions are in full force and effect; that the following is a true and correct list of the present officers of the corporation:

Edmond L. Lonergan	President/Secretary

and that the following is a true and correct list of the present shareholders of the corporation:

%

%

%

%

/s/ Edmond L. Lonergan
Edmond L. Lonergan Secretary of the Corporation

(SEAL)	Dated: _________________________

EXHIBIT "F"

PERFORMANCE COVENANT & WAIVER

WHEREAS, LUMEA, INC., a Nevada corporation, known or trading as LUMEA STAFFING OF CA, INC., a Nevada corporation, LUMEA STAFFING, INC.., a Nevada corporation, and LUMEA STAFFING OF IL, INC., an Illinois corporation, with a primary business location at 7430 E. Butherus Dr., Suite D, Scottsdale, AZ 85260 with additional business locations as reflected on attached Exhibit “I” (jointly, individually, severally and collectively hereinafter referred to as “the "Company"), has entered into a commercial financing agreement and other related documents dated as of the date hereof with PORTER CAPITAL CORPORATION, an Alabama corporation with an office for the transaction of business at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Ave. North, Birmingham, Alabama 35203, (hereinafter respectively referred to as the "Commercial Financing Agreement" and "Porter Capital"), wherein Porter Capital has agreed to purchase, at a discount, certain accounts receivable and/or invoices of the Company under certain terms and conditions; and
WHEREAS, Porter Capital is willing to purchase the accounts receivable and/or invoices from the Company only if the undersigned executes and delivers this Performance Covenant and Waiver (also referred to herein as the "Guaranty") guarantying payment to Porter Capital of any of the Obligations of the Company (as defined herein) which may become due and payable in the manner hereinafter provided.
NOW THEREFORE, in consideration of Ten ($10.00) Dollars, and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Porter Capital to enter into the Commercial Financing Agreement, the undersigned covenants and agrees with Porter Capital as follows:
1. Guaranty of Obligations - The undersigned, jointly and severally, unconditionally guarantee to Porter Capital full payment and prompt and faithful performance by the Company of all of its present and future indebtedness and obligations to Porter Capital. The words "indebtedness" and "obligations" are used herein in their most comprehensive sense and include any and all advances, debts, obligations, and liabilities of the Company heretofore including without limitation attorneys' fees, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether the Company may be liable individually or jointly with others, or whether recovery may be or hereafter become barred by any statute of limitations or otherwise become unenforceable. Said indebtedness and obligations guaranteed hereunder shall be collectively referred to herein as "Obligations."
2. Default - Any one or more of the following shall be a default hereunder:
(a)	any default in the payment or performance of any instrument (including without limitation the Commercial Financing Agreement), or of the Obligations hereby guaranteed; or
(b)
any warranty, representation, statement, or report made or delivered to Porter Capital by or on behalf of the Company, or the undersigned, being incorrect, false, untrue, or misleading when given in any material respect whatever; or

(c)	a dissolution of the Company or the transfer, hypothecation, or liquidation of all or substantially all of the Company's assets; or
(d)	the sale, transfer, conveyance, hypothecation or alienation of any shareholder's interest in the Company.
In the event of any of the foregoing, the Obligations hereby guaranteed shall become, for the purpose of this Agreement, due and payable by the undersigned forthwith without demand or notice.
3. Presumption of Default - In the event that Porter Capital shall have purchased an Account Receivable from the Company which shall not have been paid in full when due at a time when the Customer to which such Account Receivable was billed (1) has not become unable to pay its debts because of financial problems or insolvency or both, (2) has not had the appointment of any receiver or trustee for all or a substantial portion of its assets, (3) has not filed a general assignment for the benefit of creditors, or (4) has not had filed against it an involuntary or voluntary Bankruptcy proceeding, then the failure of the Customer to pay such Account Receivable shall be presumed to be the result of the Company's breach of a representation, warranty, covenant, or obligation in the Commercial Financing Agreement with respect to the Account Receivable to which it relates.

Performance Covenant

4.  Authority of Officers - Porter Capital shall not be required to inquire into the powers of the Company or the officers, directors, agents, acting or purporting to act in its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be deemed to be guaranteed hereunder.
5.  Repurchase of Invoices - Porter Capital agrees that it generally will refrain from making credit inquiries of the Company's customers prior to its purchase of Accounts. Porter Capital shall rely on the Company to determine a customer's credit-worthiness when presenting an Account of the Company for purchase and sale. Furthermore, Porter Capital agrees to generally refrain from contacting the customers of the Company from whom it is buying Accounts, unless there is a breach or default under this Agreement or the Commercial Financing Agreement. It is acknowledged by the undersigned that as a result of Porter Capital's refraining from making credit inquiries, Porter Capital may be purchasing Accounts of the Company which fail to meet Porter Capital's normal underwriting requirements. As such, the undersigned agree(s) to purchase and Porter Capital agrees to sell any Account purchased by Porter Capital from the Company which has not been paid in full within 90 days from the date an invoice is mailed by Porter Capital to the account debtor/customer of Company and which cannot be charged back to the Company under the provisions of the Credit Financing Agreement. The purchase price for any Accounts sold by Porter Capital to the undersigned shall be the amount advanced by Porter Capital plus the discount fee charged by Porter Capital. The undersigned shall pay such purchase price for any sold Accounts to Porter Capital within three (3) days after oral or written demand by Porter Capital that an Account has been sold to the undersigned under the terms of this Agreement and that payment is due thereon.
6.  Rights are Independent - The Obligations of the undersigned are independent of the obligations of the Company under the Commercial Financing Agreement, and separate action or actions may be brought and prosecuted by Porter Capital against the undersigned whether or not the Company is joined in any such action or actions.
7.  Partnership or Association - If the Company is a partnership or other association, this Agreement shall be extended to and include, in addition to the undersigned, the person or persons for the time being and from time to time carrying on the business now conducted by the Company, notwithstanding any change or changes in the name, structure, and/or membership of the Company.
8.  Financial Condition of Company - The undersigned represent to Porter Capital that they are now and will be completely familiar with the business, operation, and overall economic condition of the Company and they hereby waive and relinquish any duty on the part of Porter Capital to disclose any matter, fact, or thing relating to the business, operation, or financial condition of the Company now known or hereafter known by Porter Capital.
9.  Guarantor's Direct Benefit - The undersigned hereby represent and warranty that it is in their direct economic interest to assist the Company because of the undersigned's position(s) in and/or economic relation(s) with the Company.
10.  Joint and Several Liability - All of the obligations of the undersigned (if more than one) hereunder shall be joint and several.
11.  Application of Payments - All moneys available to Porter Capital for application in payment or reduction of the Obligations may be applied by Porter Capital in such manner and in such amounts and at such time or times and in such order, priority and proportions as Porter Capital may see fit to the payment or reduction of such portion of the Obligations as Porter Capital may elect.
12.  Modifications and Extensions - The undersigned hereby consents that from time to time, before or after any default by Company, with notice to or assent from the undersigned, any security at any time held by or available to Porter Capital for any obligation of Company for all or any portion of the Obligations, may be exchanged, surrendered or released and any obligation of Company, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and may extend further credit in any manner whatsoever to Company, and generally deal with Company or any such security as Porter Capital may see fit; and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealings.
13.  Waiver of Notice - The undersigned hereby waives (a) notice of acceptance of this Performance Covenant and Waiver and Guaranty and notice of the making any advance by Porter Capital to Company under the Commercial Financing Agreement; (b) presentment and demand for payment of the Obligations or any portion thereof; (c) protest and notice of dishonor or default to the undersigned or to any other person or party with respect to the Obligations or any portion thereof; (d) all notices to which the undersigned might otherwise be entitled provided notice is given to the Company if required pursuant to the terms of the Commercial Financing Agreement and; (e) any demand for payment under this Guaranty.

Performance Covenant

14.  Guaranty of Payment - This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against Company or any other person or party or to require that resort be had to any security.
15.  Successors and Assigns - Each reference herein to Porter Capital shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure. Each reference herein to the undersigned shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event or under any circumstance have the right, without obtaining the prior written consent of Porter Capital, to assign or transfer the undersigned's obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.
16.  Non-Waiver - No delay on the part of Porter Capital in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or the right of the Porter Capital to take further action without notice or demand as provided in this Guaranty.
17.  Further Modification - This Performance Covenant and Waiver may only be modified, amended, changed or terminated by an agreement in writing signed by Porter Capital and the undersigned. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Porter Capital and if so given by Porter Capital shall only be effective in the specific instance in which given.
18.  Unconditional Guaranty - The undersigned acknowledges that this Performance Covenant and Guaranty and the undersigned's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Company) relating to this Guaranty or the obligations of the undersigned thereunder or otherwise with respect to the Obligations. This Performance Covenant and Waiver sets forth the entire agreement and understanding of Porter Capital and the undersigned, and the undersigned absolutely, unconditionally and irrevocably waives any and all rights to assert any defense, set-off, counterclaim or cross claim of any nature whatsoever with respect this Guaranty or the obligations of any other person or party (including, without limitation, the Company) relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Obligations in any action or proceeding brought by Porter Capital to collect the Obligations, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty. The undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.
19.  No Jury Trial - The undersigned hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.
20.  No Subrogation - Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty, the undersigned shall have no right of subrogation in and to the Commercial Financing Agreement or any other security held by or available to Porter Capital for the Obligations or the payment thereof until the Obligations have been paid in full to Porter Capital.
21.  Governing Law - This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama. No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama. If a law, which applies to this Agreement and which sets maximum loan charges, is finally interpreted so that the fees charged by Porter Capital to the undersigned or other charges collected or to be collected in connection with this Agreement or the Commercial Financing Agreement exceed the permitted limits under any applicable law or statute, then: (i) any such charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from the undersigned which exceeded permitted limits will be applied and shall be deemed to have been payments in reduction of any sum owed by the Company.

Performance Covenant

22.  Jurisdiction - All of the parties hereto agree to submit to personal jurisdiction and acknowledge they are doing business in the State of Alabama in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court.
23.  Notices - All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Guaranty must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth. All notices (a) shall be deemed given when received in accordance herewith and (b) may be given either by a party or such party's attorneys.
24.  Severability - In case any right of Porter Capital herein shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other right granted hereby. When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural. The undersigned agree(s) that upon request from Porter Capital, it will, at its expense, execute, acknowledge, and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm the intentions of this Agreement.
25.  Duplicate Originals - This Performance Covenant and Waiver may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.
26.  Headings, Etc. - The headings, titles and captions of various paragraphs of this guaranty are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Performance Covenant and Waiver as of the _____ day of March, 2009.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

Performance Covenant

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

EMTA HOLDINGS, INC.

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

Performance Covenant

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the EMTA HOLDINGS, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
a duly authorized officer

Performance Covenant

Exhibit “G”
MISDIRECTED PAYMENT

The Company and Edmond L. Lonergan and James C. Marshall (“CLIENT”) agrees to the following: Pursuant to the Commercial Finance Agreement of this date, CLIENT agrees that even though Porter Capital Corporation (“PCC”) and CLIENT shall use their joint best efforts to notify all customers/account debtors of CLIENT of the assignment by CLIENT to PCC of certain accounts, some payments may be sent directly to CLIENT which are the sole and exclusive property of PCC (i.e., payment on invoices financed by PCC). In such circumstances, CLIENT promises not to negotiate said check or other forms of payment, but to hold them in trust and safekeeping for the benefit of PCC and to turn over to PCC the exact form of payment received. That is, CLIENT agrees to turn over to PCC, immediately and in kind, any such check or other form of payment(s), which is the property of PCC. Further with respect thereto:

1.
CLIENT acknowledges that it has been notified by PCC of the potential civil or criminal liability or both for failure to fully comply herewith, that even the cashing, depositing and/or negotiation of any payment which is the property of PCC could result in civil and criminal liability or both and the penalties attendant thereto. Even if some employee of CLIENT negotiates such a check payment without CLIENT’s direct knowledge, CLIENT will be held liable for the acts of CLIENT’s employees, agents, and servants.

2.
CLIENT acknowledges that it has been notified by PCC that an indebtedness by CLIENT to PCC arising under circumstances as described herein above can constitute a debt which cannot be discharged in a Court of Bankruptcy, and that the conversion of check payments can be deemed an intentional act even though CLIENT did not specifically intend to take or convert said payments or damage PCC or both.

3.
CLIENT further acknowledges that it has been notified by PCC of handling procedures for any payments accepted via credit card for an outstanding invoice, shall be remitted to PCC the same day as credit card payment is accepted and CLIENT shall provide a copy of the receipt or bank transaction for said amount.

Executed this ____ day of March, 2009, at 33747 N. Scottsdale Road, Ste 135, Scottsdale, AZ 85266.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
President, a duly authorized officer

Performance Covenant

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ James C. Marshall
CFO, a duly authorized officer

Performance Covenant

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that James C. Marshall whose names as CFO of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

EXHIBIT A - Attachment to UCC-1 --- Description of Collateral
Secured Party: PORTER CAPITAL CORPORATION

All of the following, whether now existing or hereafter arising, are collateral ("Collateral") covered by this financing statement:

(a) all of the Company's accounts, proceeds from accounts, contract rights, instruments, documents, chattel paper, copyrights, patents, computer codes, software, trademarks, other intellectual property rights, any property rights not specifically set forth herein which may be specific to the business of the company, and general intangibles, as such terms are defined in the Uniform Commercial Code, as enacted in the State of Alabama ("UCC"); (b) all forms of obligations owing to the Company, including but not limited to all tax refunds and tax refund claims, letters of credit and all proceeds thereof; (c) all guarantees, security, and liens which the Company may hold for the payment or performance of any item of Property (including, without limitation, all rights of stoppage in transit, replevin, and reclamation and as an unpaid vendor or lienor); (d) all rights to goods represented by any item of Property or the sale of which goods gave rise to any item of Property including, without limitation, all rights upon return, replevin, or repossession of such goods, all documents of title, warehouse receipts, bills of lading, books, records and other documents relating to any of the Property; (e) the Company's goodwill; (f) all books, records, and lists, in whatever form maintained; (g) all the Company's inventory, wherever located, whether in the Company's or some other person's possession, including, without limitation, all raw materials, supplies work in process, and finished products manufactured by and/or held for sale or lease or to be furnished in connection with the Company's business, as well as any and all computer code, software, software products, or databases; (h) all equipment (as defined in the UCC), whether in the Company's or some other person's possession, including, without limitation, all machinery, accessories, motors, controls, engines, dies, tools, jigs, benches, tables, computers and data fixtures, and all substitutions, accretions, replacements, and additions thereto and all other component and auxiliary parts used in connection therewith or attached thereto; (I) any other property of the Company of any kind or nature coming into Porter Capital's actual or constructive possession, custody or control, or in transit to Porter Capital or his agent for whatever purpose, and all proceeds of any item of Property and all proceeds of such proceeds, including, without limitation, all payments under any indemnity, warrant or guaranty payable with respect to the Property, all awards for taking by eminent domain, and all proceeds of fire or other insurance. Although proceeds are covered herein, the secured party in no way has authorized sale of the collateral by the debtor. NOTE: PURSUANT TO AN AGREEMENT BETWEEN DEBTOR & SECURED PARTY, DEBTOR HAS AGREED THAT IT WILL NOT FURTHER ENCUMBER THE ASSETS DESCRIBED ABOVE.

Debtor Corporation: LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
Edmond L. Lonergan President, a duly authorized officer

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________

EXHIBIT “H”

Internal Revenue Tax Form 8821 is attached hereto and made a part hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Tax Form 8821 as of the _______ day of March, 2009.

LUMEA, INC., DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC

By:	/s/ Edmond L. Lonergan
Edmond L. Lonergan President, a duly authorized officer

State of _______________
County of __________________

I, the undersigned notary public in and for said county and state, hereby certify that Edmond L. Lonergan whose names as President of the LUMEA, INC. DBA LUMEA STAFFING OF CA, INC., LUMEA STAFFING, INC. AND LUMEA STAFFING OF IL, INC., a corporation, is signed to the foregoing instrument and who are known to me and acknowledged before me on this day that being informed of the contents of the instrument, they, as such officer and with authority, executed the same voluntarily.

Given under my hand and official seal this the _______ day of ___________________________, 2009.

(Seal)
Notary Public
My Commission Expires: ________________